                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - October 16, 1998



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



          Pennsylvania               1-7410                25-1233834
  (State or other jurisdiction     (Commission          (I.R.S. Employer
         of incorporation)         File Number)        Identification No.)



                         One Mellon Bank Center
                             500 Grant Street
                         Pittsburgh, Pennsylvania               15258
                (Address of principal executive offices)      (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated October 16, 1998, Mellon Bank Corporation announced that it has completed its acquisition of Newton Management Limited.

         By press release dated October 20, 1998, Mellon Bank Corporation announced third quarter 1998 results of operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number


99.1 Mellon Bank Corporation Press Release, dated October 16, 1998, announcing the completion of its acquisition of Newton Management Limited.

99.2 Mellon Bank Corporation Press Release, dated October 20, 1998, announcing third quarter 1998 results of operations.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION



Date:  October 20, 1998       By:  /s/ STEVEN G. ELLIOTT
                                   Steven G. Elliott
                                   Vice Chairman and Chief Financial
                                   Officer
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                                 EXHIBIT INDEX


Number      Description                    Method of Filing
99.1        Press Release dated            Filed herewith
            October 16, 1998
99.2        Press Release dated            Filed herewith
            October 20, 1998